Exhibit 10.5
Execution Version

REGISTRATION RIGHTS AGREEMENT
BY AND AMONG
ZOOMINFO TECHNOLOGIES INC.,
THE “INVESTORS”
as defined herein,
THE “22C INVESTORS”
as defined herein
AND
THE “OTHER HOLDERS”
as defined herein
Dated as of June 8, 2020

i

Schedule A    -    Schedule of Investors
Schedule B    -    Schedule of 22C Investors
Schedule C     -    Schedule of Other Holders

ii

REGISTRATION RIGHTS AGREEMENT
THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of the 8th day of June, 2020, by and among ZoomInfo Technologies Inc., a Delaware corporation (the “Company”), each of the Investors listed on Schedule A hereto (together with their successors and Permitted Transferees as provided herein, an “Investor”), the 22C Investors (as defined herein) and each of the holders of Registrable Securities identified on Schedule C attached hereto (together with their successors and Permitted Transferees as provided herein, each, an “Other Holder”) and any Person that becomes a party to this Agreement pursuant to Section 5.10 hereto as an “Investor” or an “Other Holder” as applicable.
RECITALS
WHEREAS, the Investors, the 22C Investors and the Other Holders hold Registrable Securities (as defined herein).
NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:
1.    Definitions. For purposes of this Agreement:
1.1    “22C Investors” means, collectively, 22C Magellan Holdings, LLC, 22C Capital I-A, L.P. and their Permitted Transferees.
1.2    “22C Majority Interest” means the 22C Investors holding a majority of the Registrable Securities.
1.3    “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital or private equity fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.
1.4    “Agreement” has the meaning specified in the Preamble.
1.5    “Block Sale” means the sale of Equity Securities to one or several purchasers in a registered transaction by means of (i) a bought deal, (ii) a block trade or (iii) a registered direct sale.
1.6    “Carlyle Investors” means, collectively, Carlyle Partners VI Evergreen Holdings, L.P., Carlyle Partners VI Dash Holdings, L.P., CP VI Evergreen Holdings, L.P. and their Permitted Transferees.
1.7    “Carlyle Majority Interest” means the Carlyle Investors holding a majority of the Registrable Securities.
1.8    “Carlyle Sale” means (i) any Block Sale or (ii) any other sale of Equity

Securities in an unregistered transaction in an amount equal to or greater than the Minimum Amount, in each case by any Carlyle Investor.
1.9    “Carlyle Sale Notice” has the meaning specified in Section 4.1.
1.10    “Carlyle Sale Securities” has the meaning specified in Section 4.1.
1.11    “Class A Common Stock” means the shares of Class A common stock, par value $0.01 per share, of the Company and any and all securities of any kind whatsoever which may be issued after the date hereof in respect of, or in exchange for, such Class A common stock of the Company pursuant to a merger, consolidation, stock split, stock dividend, conversion or recapitalization of the Company or otherwise.
1.12    “Company” has the meaning specified in the Preamble.
1.13    “Damages” means any loss, damage or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such loss, damage or liability (or any action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (i) an omission or alleged omission to state in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements therein, a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (i) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law.
1.14    “Demand Notice” has the meaning specified in Section 2.1(a).
1.15    “Equity Securities” means (i) any and all equity securities of the Company held, directly or indirectly, by the Holders from time to time and (i) any and all other shares of common stock or other equity securities of the Company, securities of the Company convertible into, or exchangeable or exercisable for, such shares and options, warrants or other rights to acquire such shares of common stock or other equity securities.
1.16    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
1.17    “Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (i) a registration relating to an SEC Rule 145 transaction; (i) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (i) a registration in which either (A) no Class A Common Stock is being registered or (A) the only Class A Common Stock being registered is Class A Common Stock issuable upon conversion of debt securities that are also being registered.

1.18    “Form S‑1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.
1.19    “Form S‑3” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.
1.20    “Fund Indemnitees” has the meaning specified in Section 2.9(e).
1.21    “Fund Indemnitors” has the meaning specified in Section 2.9(e).
1.22    “HoldCo LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of ZoomInfo HoldCo, dated as of June 3, 2020, as may be amended from to time.
1.23    “Holder” means the Carlyle Investors, the TA Investors, the 22C Investors, the Other Holders or any other holder of Registrable Securities who is a party to this Agreement.
1.24    “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, of a natural Person referred to herein.
1.25    “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.
1.26    “Investor” has the meaning specified in the Preamble.
1.27    “IPO” means the Company’s first underwritten public offering of its Class A Common Stock pursuant to an effective registration statement under the Securities Act.
1.28    “Minimum Amount” has the meaning specified in Section 5.4.
1.29    “OpCo LLC Agreement” means the Fifth Amended and Restated Limited Liability Company Agreement of ZoomInfo OpCo, dated as of June 3, 2020, as may be amended from to time.
1.30    “Other Holder” has the meaning specified in the Preamble.
1.31    “Participating Investors” has the meaning specified in Section 4.1.
1.32    “Participation Election Notice” has the meaning specified in Section 4.1.
1.33    “Permitted Transferee” has the meaning set forth in the OpCo LLC Agreement.
1.34    “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.
1.35    “Proposed Purchaser” has the meaning specified in Section 4.1.
1.36    “Registrable Securities” means (i) any shares of Class A Common Stock held by the Holders at any time; (ii) any shares of Class A Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company held by the Holders at any time; (iii) any shares of Class A Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i) and (ii) above; or (iv) any shares of Class A Common Stock that may be delivered (x) in exchange for equity interests in ZoomInfo OpCo pursuant to the terms of the OpCo LLC Agreement or (y) in exchange for equity interests in ZoomInfo HoldCo pursuant to the terms of the HoldCo LLC Agreement. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been sold (other than in a privately negotiated sale where the transferor has assigned its rights under this Agreement and the transferee agrees in writing to be bound by the terms hereof) in compliance with the requirements of SEC Rule 144, as such SEC Rule 144 may be amended (or any successor provision thereto) or (iii) the registration rights have terminated with respect to such securities pursuant to Section 2.13 of this Agreement.
1.37    “SEC” means the Securities and Exchange Commission.
1.38    “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.
1.39    “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.
1.40    “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
1.41    “Selling Investors” has the meaning specified in Section 4.1.
1.42    “Shelf Underwritten Offering” has the meaning specified in Section 2.2.
1.43    “TA Investors” means, collectively, TA XI DO Feeder, L.P., TA SDF III DO Feeder, L.P., TA Atlantic & Pacific VII-B, L.P., TA XI DO AIV, L.P., TA SDF III DO AIV, L.P., TA Atlantic & Pacific VII-A, L.P., TA Investors IV, L.P., TA SDF III DO AIV II, L.P., TA XI DO AIV II, L.P., TA AP VII-B DO Subsidiary Partnership, L.P. and their Permitted Transferees.
1.44    “TA Majority Interest” means the TA Investors holding a majority of the Registrable Securities.
1.45    “Take-Down Notice” has the meaning specified in Section 2.2.

1.46    “ZoomInfo HoldCo” means ZoomInfo Intermediate Holdings LLC, a Delaware limited liability company, and its successors.
1.47    “ZoomInfo OpCo” means ZoomInfo Holdings LLC (formerly known as DiscoverOrg Holdings, LLC), a Delaware limited liability company, and its successors.
2.    Registration Rights. The Company covenants and agrees as follows:
2.1    Demand Registration.
(a)    Form S-1 Demand. Subject to Section 2.1(c), if the Company receives a request (i) from any Investor at any time after ninety (90) days following the closing of an IPO (so as to effect the registration one hundred eighty (180) days following an IPO, or as soon as reasonably practicable thereafter) or (ii) from any of the 22C Investors at any time following the second anniversary of the closing date of an IPO that the Company file a Form S-1 registration statement, then the Company shall (x) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (y) as soon as practicable and within sixty (60) days after the date such request is given by the Initiating Holders but in no event earlier than the earlier of (i) one hundred eighty (180) days following an IPO or (ii) the effective date of the underwriters’ waiver of the restrictions set forth in the applicable lock-up agreement entered into in connection with an IPO, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Section 2.4.
(b)    Form S-3 Demand. Subject to Section 2.1(c), if at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from (x) any Investor, (y) any of the 22C Investors or (z) Other Holders holding a majority of the Registrable Securities held by all Other Holders that the Company file a Form S-1 or Form S-3 registration statement with respect to outstanding Registrable Securities, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within thirty (30) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Section 2.4. Notwithstanding the foregoing, no 22C Investor shall be entitled to deliver a Demand Notice pursuant to clauses (y) or (z) of this Section 2.1(b) (1) until the second anniversary of the closing date of an IPO and (2) more than once in any twelve (12)-month period.
(c)    Limitations on Registration. The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(a) (i) with respect to a Demand Notice from any of the Carlyle Investors, if the Company has effected three (3) registrations pursuant to Section 2.1(a) pursuant to Demand Notices from the Carlyle Investors;

(ii) with respect to a Demand Notice from any of the TA Investors, if the Company has effected three (3) registrations pursuant to Section 2.1(a) pursuant to Demand Notices from the TA Investors; (iii) with respect to a Demand Notice from any of the 22C Investors, if the Company has effected a registration pursuant to a Demand Notice from a 22C Investor within the prior twelve (12) months; or (iv) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(b) if the Company has effected four (4) registrations pursuant to Section 2.1(b), at least one (1) of which was initiated by the Other Holders holding a majority of the Registrable Securities held by all Other Holders, at least one (1) of which was initiated by any of the Carlyle Investors, at least one (1) of which was initiated by any of the TA Investors, and at least one (1) of which was initiated by any of the 22C Investors, in each case within the twelve (12)-month period immediately preceding the date of such request. Any Form S-1 demand registration requested pursuant to Section 2.1(a) must be for a registration in which the applicable Registrable Securities are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public with an expected value of at least $50 million or, if less, such registration request is for all remaining Registrable Securities of the Investor making such registration request. A registration shall not be counted as “effected” for purposes of this Section 2.1(c) (X) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration and elect not to pay the registration expenses pursuant to Section 2.7, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Section 2.1(c); provided, however, in the event that a withdrawal by the Holders is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under this Section 2.1, such registration shall not be treated as “effected” for purposes of this Section 2.1, even though the Holders do not bear the registration expenses for such registration, (Y) if such registration statement is not maintained effective for the period required pursuant to Section 2.5(a) or (Z) if the offering of the Registrable Securities pursuant to such registration statement is subject to a stop order, injunction or similar order or requirement of the SEC during such period, in which case, such requesting holder of Registrable Securities shall be entitled to an additional registration pursuant to Section 2.1(a) in lieu thereof.
(d)    Delay in Filing. If the Company furnishes to the Initiating Holders requesting a registration pursuant to Section 2.1(a) or Section 2.1(b) a certificate signed by the chief executive officer or the chief financial officer of the Company stating that in the good faith judgment of the Board of Directors of the Company (after consultation with external legal counsel) it would have a material adverse effect on the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective because such action would (i) materially and adversely interfere with a significant acquisition, corporate reorganization or other similar transaction involving the Company; (ii) require premature disclosure of material, non-public information that the Company has a bona fide business purpose for preserving as confidential and which would be required to be made in, or incorporated into, such registration statement so that such registration statement would not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, in each case, the Company shall have the right, upon giving prompt written notice of such action to the Initiating Holders requesting such registration, to delay the filing or initial effectiveness (but not the preparation) of, or suspend use of, such registration statement, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than forty five (45) days after the request of the Initiating Holders is given; provided that the Company may not invoke this right more than two times in any twelve (12) month period; provided, further, that the Company shall not deliver a suspension notice pursuant to this Section 2.1(d) unless all of the Company’s executive officers and directors are similarly prohibited from effecting any public sales of securities of the Company beneficially owned by them for the duration of such suspension period; and provided, further, that the Company shall not register any securities for its own account or that of any other stockholder during such forty five (45) day period other than pursuant to a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or a registration in which the only Class A Common Stock being registered is Class A Common Stock issuable upon conversion of debt securities that are also being registered. If the Company so delays the filing or the effectiveness of, or suspends the use of, a registration statement, the Initiating Holder shall be entitled, within fifteen (15) days after receipt of such written notice, to withdraw such registration request and, if such registration request is withdrawn, such registration request shall not count for the purposes of the limitations set forth in Section 2.1(c).
2.2    Shelf Take-Downs. At any time that a Form S-3 registration statement covering Registrable Securities is effective, subject to Section 2.1(c) and Section 2.1(d), if (x) any of the Investors or (y) any of the 22C Investors delivers a notice to the Company (a “Take-Down Notice”) stating that it intends to effect an underwritten offering of all or part of its Registrable Securities included by it on the Form S-3 registration statement (a “Shelf Underwritten Offering”), then the Company shall amend or supplement the Form S-3 registration statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Registrable Securities by any other Holders pursuant to Section 2.2(a)), provided that no 22C Investor shall be entitled to deliver a Take-Down Notice pursuant to this Section 2.2 until the second anniversary of the closing date of the IPO. In connection with any Shelf Underwritten Offering:
(a)    with respect to any Take-Down Notice that does not pertain to a Block Sale, within two (2) days of receipt of such Take-Down Notice, the Company shall also deliver the Take-Down Notice to all Holders other than the proposing Holder included on such Form S-3 registration statement and permit each Holder to include its Registrable Securities included on the Form S-3 registration statement in the Shelf Underwritten Offering if such Holder notifies the proposing Holder and the Company within five (5) days after delivery (including via e-mail, if available) of the Take-Down Notice to such Holder;
(b)    with respect to any Take-Down Notice pertaining to a Block Sale, within one (1) business day of receipt of such Take-Down Notice, the Company shall also deliver the Take-Down Notice to all Holders other than the proposing Holder included on such Form S-3 registration statement and permit each Holder to include its Registrable Securities included on the

Form S-3 registration statement in the Block Sale if such Holder notifies the proposing Holder and the Company within one (1) day after delivery (including via e-mail, if available) of the Take-Down Notice to such Holder; and
(c)    in the event that the underwriter advises such proposing Holder and the Company in its good faith opinion that the total number or dollar amount of Registrable Securities proposed to be sold in such offering is such as to adversely affect the success of such offering (including, without limitation, adversely affect the per share offering price), then the underwriter may limit the number of shares which would otherwise be included in such take-down offering in the same manner as described in Section 2.4(a) with respect to a limitation of shares to be included in a registration.
2.3    Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its Class A Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.4, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (excluding underwriting discounts and commissions) of such withdrawn registration shall be borne by the Company in accordance with Section 2.7.
2.4    Underwriting Requirements.
(a)    If, pursuant to Section 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1, and the Company shall include such information in the Demand Notice. In the case of a registration pursuant to Section 2.1(a), the underwriter(s) will be selected by a majority-in-interest of the Initiating Holders and shall be reasonably acceptable to the Company. In the case of a registration pursuant to Section 2.3, the underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority-in-interest of the Holders who have requested to be included in such registration. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.5(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Section 2.4, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder;

provided, however, that the number of Registrable Securities held by the Initiating Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting; provided, further, notwithstanding the preceding proviso, in the event that the Initiating Holders are Carlyle Investors or 22C Investors, then the number of Registrable Securities held by the Carlyle Investors and the 22C Investors to be included in such underwriting shall be reduced in proportion (as nearly as practicable) to the relative number of Registrable Securities held by such Carlyle Investors and 22C Investors at such time. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.
(b)    In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 2.3, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, (i) the number of Registrable Securities included in the offering be reduced below twenty five percent (25%) of the total number of securities included in such offering, or (i) notwithstanding (ii) above, any Registrable Securities which are Registrable Securities held by the Investors, the 22C Investors and Other Holders be excluded from such underwriting unless all other Registrable Securities (other than securities to be sold by the Company) are first excluded from such offering. For purposes of the provision in this Section 2.4(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company or corporation, the partners, members, retired partners, retired members, stockholders and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.
(c)    For purposes of Section 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Section 2.4(a),

fewer than fifty percent (50%) of the total number of Registrable Securities that the Initiating Holders have requested to be included in such registration statement are actually included.
2.5    Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:
(a)    prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Initiating Holders, keep such registration statement effective for a period of up to one hundred eighty (180) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred eighty (180) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Class A Common Stock (or other securities) of the Company, from selling any securities included in such registration and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred eighty (180) day period shall be extended for up to two (2) years, if necessary, to keep the registration statement effective until all such Registrable Securities are sold; provided, further, that before filing a registration statement or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish or otherwise make available to the holders of the Registrable Securities covered by such registration statement, their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review and comment of such counsel and such other documents reasonably requested by such counsel, including any comment letter from the SEC; provided, further, that the Company shall not file any such registration statement or any amendments or supplements thereto (including such documents that, upon filing, would be incorporated or deemed to be incorporated by reference therein) with respect to a registration pursuant to Section 2.1(a) to which the holders of a majority of the Registrable Securities covered by such registration statement, their counsel, or the managing underwriters, if any, shall reasonably object, in writing, on a timely basis, unless, in the opinion of the Company, such filing is necessary to comply with applicable law;
(b)    prepare and file with the SEC such amendments and supplements to such registration statement, the prospectus used in connection with such registration statement or any other required document as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;
(c)    furnish to the selling Holders, its counsel and each managing underwriter, if any, without charge, such number of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act or as may be reasonably requested, and such other documents as such selling Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;
(d)    use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the

Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;
(e)    in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering, and make such representations and warranties in the underwriting agreement to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and the registration statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when reasonably requested;
(f)    use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;
(g)    use its commercially reasonable efforts to furnish, (i) an opinion, dated as of the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and reasonably satisfactory to a majority in interest of the Holders requesting registration of Registrable Securities and (ii) “comfort” letters dated as of the date such Registrable Securities are priced and on the date that such Registrable Securities are delivered to the underwriters for sale, in each case if such securities are being sold through underwriters, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;
(h)    provide and caused to be maintained a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;
(i)    promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;
(j)    use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;
(k)    use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest date reasonably practicable;
(l)    notify each selling Holder, promptly after the Company receives notice thereof, of the time (i) when such registration statement has been declared effective; (ii) a supplement to any prospectus forming a part of such registration statement has been filed; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose; or (iv) of the happening of any event that makes any statement made in such registration statement or related prospectus, free writing prospectus, amendment or supplement thereto, or any document incorporated or deemed to be incorporated therein by reference, as then in effect, untrue in any material respect or that requires the making of any changes in such documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (which notice shall notify the selling Holders only of the occurrence of such an event and shall provide no additional information regarding such event to the extent such information would constitute material non-public information); and
(m)    after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.
2.6    Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.
2.7    Expenses of Registration. All expenses (other than underwriting discounts and commissions) incurred in connection with registrations, filings or qualifications pursuant to Section 2, including all registration, filing and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements of one (1) counsel for each of the selling Carlyle Investors, TA Investors and 22C Investors and one (1) counsel for the selling Other Holders, shall be borne and paid by the Company, whether or not any registration statement is filed or becomes effective. All underwriting discounts and commissions relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.8    Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.
2.9    Indemnification. If any Registrable Securities are included in a registration statement whether or not pursuant to this Section 2:
(a)    To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, controlling Person or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person or other aforementioned Person expressly for use in connection with such registration.
(b)    To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under this Section 2.9(b) and Section 2.9(d) exceed the proceeds from the offering received by such Holder (net of any underwriting discounts and commissions paid by such Holder), except in the case of fraud or willful misconduct by such Holder.
(c)    Promptly after receipt by an indemnified party under this Section 2.9 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.
(d)    To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.9, then, and in each such case, such parties will contribute to the aggregate losses, claims, Damages, liabilities or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions or other actions that resulted in such loss, claim, Damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; provided, further, that in no event shall a Holder’s liability pursuant to this Section 2.9(d), when combined with the amounts paid or payable by such Holder pursuant to Section 2.9(b), exceed the proceeds from the offering received by such Holder (net of any underwriting discounts and commissions paid by such Holder), except in the case of willful misconduct or fraud by such Holder.
(e)    The Company hereby acknowledges that certain Holders (the “Fund Indemnitees”) may have rights to indemnification, advancement of expenses and/or insurance with respect to their service on the Board of Directors of the Company or otherwise in connection with their involvement with the Company provided by other Persons (collectively, the “Fund Indemnitors”). The Company hereby agrees (i) that it is the indemnitor of first resort (i.e., its obligations to the Fund Indemnitee are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by the Fund Indemnitees are secondary), (ii) that it shall be required to advance the full amount of expenses incurred by the Fund Indemnitees and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of this Agreement and the certificate of incorporation or bylaws of the Company (or any other agreement between the Company and the Fund Indemnitees), without regard to any rights the Fund Indemnitees may have against the Fund Indemnitors, and, (iii) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of the Fund Indemnitees with respect to any claim for which the Fund Indemnitees have sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of the Fund Indemnitees against the Company. The Company and the Fund Indemnitors agree that the Fund Indemnitees are express third party beneficiaries of the terms of this Section 2.9(e).
(f)    The obligations of the Company and Holders under this Section 2.9 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.
2.10    Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S‑3, the Company shall:
(a)    make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;
(b)    use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and
(c)    furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S‑3 (at any time after the Company so qualifies); and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S‑3 (at any time after the Company so qualifies to use such form).
2.11    Limitations on Subsequent Registration Rights; No Inconsistent Agreement.
(a)    From and after the date of this Agreement, the Company shall not, (i) without the prior written consent of the Holders of a majority of the Registrable Securities held by all Holders, enter into any agreement with any holder or prospective holder of any securities of the Company that (A) would provide to such holder the right to include securities in any registration on other than either a pro rata basis with respect to the Registrable Securities or on a subordinate basis after all Holders have had the opportunity to include in the registration and offering all shares of Registrable Securities that they wish to so include or (B) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder; provided that this limitation shall not apply to any additional Investor who becomes a party to this Agreement in accordance with Section 5.10, and (ii) without the prior written consent of the Other Holders holding a majority of the Registrable Securities held by all Other Holders, enter into any agreement with any holder or prospective holder of any securities of the Company that would modify the registration or other rights of the Other Holders under this Agreement such that the Other Holders would no longer have the right to include their Registrable Securities in any registration on a pari passu basis with the Investors on the terms and conditions of this Agreement.
(b)    The Company hereby represents that, as of the date hereof, the rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound.
2.12    “Market Stand‑off” Agreement. If requested by the Company and an underwriter of Class A Common Stock (or other securities) of the Company, each Holder shall not, without the prior written consent of the managing underwriter(s), during the period commencing on the date of the final prospectus relating to the registration by the Company of shares of its Class A Common Stock or any other Equity Securities under the Securities Act on a registration statement on Form S-1 or Form S-3, and ending on the date specified by the Company and the managing underwriter (such period not to exceed ninety (90) days in the case of any registration following the IPO, or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (x) the publication or other distribution of research reports and (y) analyst recommendations and opinions, including, but not limited to, the restrictions of the type previously contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4) (or any comparable provisions or amendments thereto)), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Class A Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Class A Common Stock held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Class A Common Stock or other securities, in cash, or otherwise; provided that all executive officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities are bound by and have entered into similar agreements unless waived by the Initiating Holders, which waiver shall be in the sole discretion of the Initiating Holders. The foregoing provisions of this Section 2.12 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any trust for the direct or indirect benefit of the Holder or an Immediate Family Member of the Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided, further, that any such transfer shall not involve a disposition for value. The underwriters in connection with such registration are intended third‑party beneficiaries of this Section 2.12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. If requested by the Company and an underwriter of Class A Common Stock (or other securities) of the Company, each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 2.12 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements.
2.13    Termination of Registration Rights. The right of any Holder to request inclusion of Registrable Securities in any registration pursuant to Section 2.1 shall terminate upon the earliest to occur of:
(a)    such time after the IPO that such Holder holds less than 0.5% of the Company’s then outstanding Class A Common Stock (treating for this purpose all shares of Class A Common Stock issuable upon exercise of or conversion of outstanding options, warrants or convertible securities, as if exercised or converted); and
(b)    the fifth (5th) anniversary of the IPO;
provided, that such Holder’s rights and obligations pursuant to Section 2.9, as well as the Company’s obligations to pay expenses pursuant to Section 2.7, shall survive with respect to any registration statement in which any Registrable Securities of such Holder were included and, for the avoidance of doubt, any underwriter lock-up pursuant to Section 2.12 that a Holder has executed prior to a Holder’s termination in accordance with this clause shall remain in effect in accordance with its terms.
3.    Hedging Transactions. The parties agree that the provisions of this Agreement relating to the registration, offer and sale of Registrable Securities apply also to (a) any transaction which transfers some or all of the economic risk of ownership of Registrable Securities, including any forward contract, equity swap, put or call, put or call equivalent position, collar, margin loan, sale of exchangeable security or similar transaction (including the registration, offer and sale under the Securities Act of Registrable Securities pledged to the counterparty to such transaction or of securities of the same class as the underlying Registrable Securities by the counterparty to such transaction in connection therewith), and that the counterparty to such transaction shall be selected in the sole discretion of the Holders and (b) any derivative transactions in which a broker-dealer, other financial institution or unaffiliated Person may sell Registrable Securities covered by any prospectus and the applicable prospectus supplement including short sale transactions using Registrable Securities pledged by a Holder or borrowed from the Holder or others and Registrable Securities loaned, pledged or hypothecated to any such party. The prospectus shall permit, in connection with derivative transactions, a broker-dealer, other financial institution or third party to sell shares of the Registrable Securities covered by such prospectus and the applicable prospectus supplement, including in short sale transactions.
4.    Carlyle Sale Participation Rights.
4.1    22C Participation Rights. At least two (2) days prior to any Carlyle Sale by any Carlyle Investors (the “Selling Investors”), the Selling Investors will deliver a written notice (the “Carlyle Sale Notice”) to the 22C Investors, specifying the number of Equity Securities that the Selling Investors propose to sell in the Carlyle Sale. Any or all of the 22C Investors may elect to participate in the contemplated Carlyle Sale by delivering written notice (a “Participation Election Notice”) to the Selling Investors within one (1) day after delivery of the Carlyle Sale Notice, which Participation Election Notice shall indicate the maximum number of Equity Securities that such 22C Investors will sell on the same terms and conditions as the Selling Investors. If no Participation Election Notice is received by the Selling Investors within such one (1) day period, none of the 22C Investors shall have the right to participate in the Carlyle Sale, and the Selling Investors shall have the right to consummate the Carlyle Sale of the number of Equity Securities stated in the Carlyle Sale Notice. If any of the 22C Investors have validly elected to participate in such Carlyle Sale (such 22C Investors, “Participating Investors”), the aggregate number of Equity Securities which the Selling Investors, on the one hand, and the Participating Investors, on the other hand, will be entitled to sell under this Section 4 (the “Carlyle Sale Securities”) will be determined as of the date of the Carlyle Sale Notice and will equal (a) times (b) where
(a) is the aggregate number of Equity Securities proposed to be sold as set forth in the Carlyle Sale Notice; and
(b) is a fraction, the numerator of which is the number of Equity Securities owned by all Carlyle Investors or all 22C Investors, as applicable, and the denominator of which is the total number of Equity Securities then owned by all Carlyle Investors and all 22C Investors.
The Selling Investors and each Participating Investor shall be entitled to sell, to the prospective purchaser(s) (each, a “Proposed Purchaser”), its number of Carlyle Sale Securities for a pro rata portion (based on the calculation in clause (b) above) of the Carlyle Sale proceeds.
4.2    Participating Investor Requirements. Each Participating Investor shall agree to make or agree to the same representations, covenants, indemnities and agreements as the Selling Investors so long as they are made severally and not jointly; provided that (a) any general indemnity given by the Selling Investors to the Proposed Purchaser(s) in connection with such Carlyle Sale that is applicable to liabilities not specific to the Selling Investors shall be apportioned among the Participating Investors and the Selling Investors on a pro rata basis based on the consideration received by each such Investor in respect of its Equity Securities to be sold and shall not exceed such Investor’s net proceeds from the Carlyle Sale and (b) any representation or warranty in connection with the Carlyle Sale to the Proposed Purchaser(s) relating specifically to an Investor or its ownership of the Equity Securities to be sold shall be made only by such Investor.
4.3    Proposed Purchaser Agreement. The Selling Investors will use commercially reasonable efforts to obtain the agreement of the Proposed Purchaser(s) to the participation of the Participating Investors in any contemplated Carlyle Sale, and the Selling Investors will not sell any of its Equity Securities to the Proposed Purchaser(s) unless (a) simultaneously with such Carlyle Sale, the Proposed Purchaser(s) purchase from the Participating Investors the Equity Securities which such Participating Investors are entitled and have elected to sell to such Proposed Purchaser(s) pursuant to Section 4.1 above or (b) simultaneously with such Carlyle Sale, the Selling Investors purchase (on the same terms and conditions specified in Section 4.1 above) the number of Equity Securities from the Participating Investors which the Participating Investors would have been entitled, and have elected, to sell pursuant to Section 4.1 above.
4.4    Carlyle Sale Expenses. The Selling Investors and the Participating Investors will bear their pro rata share (based upon the proceeds, before deduction for expenses, receivable by such Investor in relation to the proceeds receivable by all such Investors in such Carlyle Sale) of the out-of-pocket costs of any Carlyle Sale incurred by the Selling Investors pursuant to this Section 4 to the extent such costs are incurred for the benefit of all Investors participating in the Carlyle Sale and are not otherwise paid by the Proposed Purchaser(s) or a third party. Costs incurred by the Participating Investors participating in the Carlyle Sale on their own behalf will not be considered costs of the Carlyle Sale hereunder.
4.5    Carlyle Sale Cooperation. In the event any Carlyle Investor contemplates effecting any Carlyle Sale, such Carlyle Investor shall notify the 22C Investors in advance of such proposed transaction and, if any 22C Investor informs such Carlyle Investor that it desires to participate in such transaction, such Carlyle Investor shall reasonably cooperate with the 22C Investors with respect thereto and reasonably assist the 22C Investors and keep the 22C Investors reasonably apprised in connection therewith.
5.    Miscellaneous.
5.1    Nominees for Beneficial Owners. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement, provided that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership, written confirmation from such nominee and the beneficial owner agrees to be bound by the terms of this Agreement.
5.2    Amendments and Waivers. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or any Holder unless such modification, amendment or waiver is approved in writing by the Company, the TA Majority Interest and the Carlyle Majority Interest (and, if such modification, amendment or waiver affects the rights or obligations of the 22C Investors hereunder, the 22C Majority Interest), provided that the prior written consent of the Other Holders holding a majority of the Registrable Securities held by all Other Holders shall be required to modify, amend or waive this proviso of this Section 5.2 or to modify, amend or waive Section 2.1(a), Section 2.1(b), Section 2.1(c) or Section 2.10(a). No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof or of any other or future exercise of any such right, power or privilege.
5.3    Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified; (b) when sent, if sent by facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the Investors at their addresses as set forth on Schedule A hereto, to the 22C Investors at their addresses as set forth on Schedule B hereto and to any Other Holder at the address as set forth on Schedule C, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such facsimile number or address as subsequently modified by written notice given in accordance with this Section 5.3. If notice is given to the Company, to the Investors or to the 22C Investors, a copy shall be sent to such party at the addresses set forth below:
if to the Company, to:
ZoomInfo Technologies Inc.
805 Broadway, Suite 900
Vancouver, WA 98660
Attention: Chief Executive Officer
Telecopy No.: (614) 573-6377
Email: henry.schuck@zoominfo.com
with a copy (which shall not constitute notice) to
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
Attention: Richard A. Fenyes
Telecopy No.: (212) 455-2502
Email: rfenyes@stblaw.com
if to the Investors, to:
c/o The Carlyle Group
2710 Sand Hill Road, 1st Floor
Menlo Park, CA 94025
Attention: Patrick McCarter and Ashley Evans
Email: patrick.mccarter@carlyle.com and ashley.evans@carlyle.com with a copy (which shall not constitute notice) to:
Debevoise & Plimpton LLP
919 Third Avenue
New York, NY 10022
Attention: Paul S. Bird, Jennifer L. Chu and Matthew E. Kaplan
Telecopy No.: (212) 521-7435, (212) 521-7005 and (212) 521 7334
Email: psbird@debevoise.com, jlchu@debevoise.com and mekaplan@debevoise.com and to:
TA Associates Management L.P.
64 Willow Place
Suite 100
Menlo Park, CA 94025
Attention: Todd R. Crockett and Jason P. Werlin
Telecopy No.: (650) 473-2235
Email: tcrockett@ta.com and jwerlin@ta.com
with a copy (which shall not constitute notice) to:
Goodwin Procter LLP
Three Embarcadero Center, 24th Floor
San Francisco, CA 94111
Attention: Brian McPeake
Telecopy No.: (415) 733-6077
Email: bmcpeake@goodwinprocter.com
if to the 22C Investors, to:
22C Capital LLC
70 East 55th Street
14th Floor
New York, NY 10022
Attention: D. Randall Winn and Eric Edell
Email: drw@22ccapital.com and eje@22ccapital.com
with a copy (which shall not constitute notice) to:
Sidley Austin LLP
One South Dearborn
Chicago, IL 60603
Attention: Chris Abbinante, Michael Heinz and Ian Helmuth
Email: cabbinante@sidley.com
5.4    Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable

Securities that (a) is an Affiliate of a Holder; (b) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (c) after such transfer, holds at least 4% of the Company’s then outstanding common stock (the “Minimum Amount”) (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations); provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Section 2.11. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (i) that is an Affiliate or stockholder of a Holder; (ii) who is a Holder’s Immediate Family Member; or (iii) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided, further, that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein. This Agreement may not be assigned by the Company, without the prior written consent of the TA Majority Interest, the Carlyle Majority Interest and the 22C Majority Interest, to any Person. If any Holder shall acquire additional Registrable Securities, such Registrable Securities shall be subject to all of the terms, and entitled to all the benefits, of this Agreement.
5.5    Governing Law; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Any dispute relating hereto shall be heard in the state or federal courts of Delaware, and the parties agree to exclusive jurisdiction and venue therein and waive any objection based on venue or forum non conveniens with respect to any action instituted therein. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
5.6    Heading; Interpretations. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All Section references are to this Agreement unless otherwise expressly provided. When used in this Agreement, the words “include,” “includes” and “including” are to be read as if they were followed by the phrase “without limitation.”
5.7    Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.
5.8    Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to injunctive relief, including specific performance, to enforce such obligations without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.
5.9    Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
5.10    Additional Other Holders or Investors. Notwithstanding anything to the contrary contained herein, if the Company issues to any Person additional Class A Common Stock or equity interests convertible into or exercisable for shares of Class A Common Stock, such Person may become (a) an “Other Holder” pursuant to this Agreement with the prior written consent of the Company and the Other Holders holding a majority of the Registrable Securities held by all Other Holders or (b) an “Investor” pursuant to this Agreement with the prior written consent of the Investors holding a majority of the Registrable Securities held by all Investors, in each case by (i) executing and delivering an additional counterpart signature page to this Agreement, and (ii) agreeing in writing to be bound by all of the obligations of an “Other Holder” or an “Investor,” as applicable, hereunder. Thereafter, each additional Other Holder or Investor, as applicable, shall be deemed an “Other Holder” or an “Investor,” as applicable, for all purposes hereunder.
5.11    Entire Agreement. This Agreement (including any Schedules hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.
5.12    Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.
5.13    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or other electronic means (including pdf) is to be treated as an original document. The signature of any party on any such document, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, any facsimile or other electronic signature is to be re-executed in original form by the party which executed the facsimile or other electronic signature. No party may raise the use of a facsimile machine or other electronic means, or the fact that any signature was transmitted through the use of a facsimile machine or other electronic means, as a defense to the enforcement of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

ZOOMINFO TECHNOLOGIES INC.

By:	/s/ Anthony Stark
Name: Anthony Stark
Title: General Counsel and Corporate Secretary

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

CARLYLE PARTNERS VI EVERGREEN HOLDINGS, L.P.

By:	TC Group VI S1, L.P., its general partner

By:	TC Group VI S1, L.L.C., its general partner

By:	/s/ Patrick McCarter
Name: Patrick McCarter
Title: Authorized Person

CARLYLE PARTNERS DASH HOLDINGS, L.P.

By:	TC Group VI S1, L.P., its general partner

By:	TC Group VI S1, L.L.C., its general partner

By:	/s/ Patrick McCarter
Name: Patrick McCarter
Title: Authorized Person

CP VI EVERGREEN HOLDINGS, L.P.

By:	TC Group VI S1, L.P., its general partner

By:	TC Group VI S1, L.L.C., its general partner

By:	/s/ Patrick McCarter
Name: Patrick McCarter
Title: Authorized Person

Signature Page to Registration Rights Agreement

TA XI DO AIV, L.P.

By:	TA Associates XI GP, L.P., its general partner

By:	TA Associates, L.P., its general partner

By:	TA Associates US Holding Corp., its general partner

By:	/s/ Gregory M. Wallace
Name: Gregory M. Wallace
Title: Chief Financial Officer, Funds

TA SDF III DO AIV, L.P.

By:	TA Associates SDF III GP, L.P., its general partner

By:	TA Associates, L.P., its general partner

By:	TA Associates US Holding Corp., its general partner

By:	/s/ Gregory M. Wallace
Name: Gregory M. Wallace
Title: Chief Financial Officer, Funds

Signature Page to Registration Rights Agreement

TA ATLANTIC AND PACIFIC VII-A, L.P.

By:	TA Associates AP VII GP L.P., its general partner

By:	TA Associates, L.P., its general partner

By:	TA Associates US Holding Corp., its general partner

By:	/s/ Gregory M. Wallace
Name: Gregory M. Wallace
Title: Chief Financial Officer, Funds

TA INVESTORS IV, L.P.

By:	TA Associates, L.P., its general partner

By:	TA Associates US Holding Corp., its general partner

By:	/s/ Gregory M. Wallace
Name: Gregory M. Wallace
Title: Chief Financial Officer, Funds

Signature Page to Registration Rights Agreement

TA XI DO FEEDER, L.P.

By:	TA Associates XI GP, L.P., its general
partner

By:	TA Associates, L.P., its general partner

By:	TA Associates US Holding Corp., its general partner

By:	/s/ Gregory M. Wallace
Name: Gregory M. Wallace
Title: Chief Financial Officer, Funds

TA SDF III DO FEEDER, L.P.

By:	TA Associates SDF III GP, L.P., its general partner

By:	TA Associates, L.P., its general partner

By:	TA Associates US Holding Corp., its general partner

By:	/s/ Gregory M. Wallace
Name: Gregory M. Wallace
Title: Chief Financial Officer, Funds

Signature Page to Registration Rights Agreement

TA ATLANTIC AND PACIFIC VII-B, L.P.

By:	TA Associates AP VII GP, L.P., its general
partner

By:	TA Associates, L.P., its general partner

By:	TA Associates US Holding Corp., its general partner

By:	/s/ Gregory M. Wallace
Name: Gregory M. Wallace
Title: Chief Financial Officer, Funds

TA SDF III DO AIV II, L.P.

By:	TA Associates SDF III GP, L.P., its general
partner

By:	TA Associates US Holding Corp., its general partner

By:	/s/ Gregory M. Wallace
Name: Gregory M. Wallace
Title: Chief Financial Officer, Funds

TA AP VII-B DO SUBSIDIARY PARTNERSHIP, L.P.

By:	TA Associates AP VII GP, L.P., its general
partner

By:	TA Associates US Holding Corp., its general partner

By:	/s/ Gregory M. Wallace
Name: Gregory M. Wallace
Title: Chief Financial Officer, Funds

Signature Page to Registration Rights Agreement

TA XI DO AIV II, L.P.

By:	TA Associates XI GP, L.P., its general
partner

By:	TA Associates US Holding Corp., its general partner

By:	/s/ Gregory M. Wallace
Name: Gregory M. Wallace
Title: Chief Financial Officer, Funds

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

22C INVESTORS:

22C CAPITAL I-A, L.P.

By:	22C Capital GP I, L.L.C. its general partner

By:	22C Capital GP I MM LLC, its managing member

By:	/s/ David Randall Winn
Name: David Randall Winn
Title: Member

By:	/s/ Eric Edell
Name: Eric Edell
Title: Member

22C MAGELLAN HOLDINGS LLC

By:	/s/ D. Randall Winn
Name: D. Randall Winn
Title: Authorized Signatory

By:	/s/ Eric Edell
Name: Eric Edell
Title: Authorized Signatory

Signature Page to Registration Rights Agreement

OTHER HOLDERS:

DO HOLDINGS (WA), LLC

By:	/s/ Henry Schuck
Name: Henry Schuck
Title: Chief Executive Officer

HSKB FUNDS, LLC

By:	HLS Management, LLC, its manager

By:	/s/ Henry Schuck
Name: Henry Schuck
Title: Authorized Signatory

HSKB FUNDS II, LLC

By:	HLS Management, LLC, its manager

By:	/s/ Henry Schuck
Name: Henry Schuck
Title: Authorized Signatory

Signature Page to Registration Rights Agreement

SCHEDULE A
Investors
CARLYLE PARTNERS VI EVERGREEN HOLDINGS, L.P.
c/o The Carlyle Group
2710 Sand Hill Road, 1st Floor
Menlo Park, CA 94025
Attention: Patrick McCarter and Ashley Evans

CARLYLE PARTNERS VI DASH HOLDINGS, L.P.
c/o The Carlyle Group
2710 Sand Hill Road, 1st Floor
Menlo Park, CA 94025
Attention: Patrick McCarter and Ashley Evans

CP VI EVERGREEN HOLDINGS, L.P.
c/o The Carlyle Group
2710 Sand Hill Road, 1st Floor
Menlo Park, CA 94025
Attention: Patrick McCarter and Ashley Evans

TA XI DO AIV, L.P.
c/o TA Associates Management, L.P.
64 Willow Place
Suite 100
Menlo Park, CA 94025
Attention: Todd R. Crocket and Jason Werlin

TA SDF III DO AIV, L.P.
c/o TA Associates Management, L.P.
64 Willow Place
Suite 100
Menlo Park, CA 94025
Attention: Todd R. Crocket and Jason Werlin

TA ATLANTIC AND PACIFIC VII-B, L.P.
c/o TA Associates Management, L.P.
64 Willow Place
Suite 100
Menlo Park, CA 94025
Attention: Todd R. Crocket and Jason Werlin

TA ATLANTIC AND PACIFIC VII-A, L.P.
c/o TA Associates Management, L.P.
64 Willow Place
Suite 100
Menlo Park, CA 94025
Attention: Todd R. Crocket and Jason Werlin

TA INVESTORS IV, L.P.
c/o TA Associates Management, L.P.
64 Willow Place
Suite 100
Menlo Park, CA 94025
Attention: Todd R. Crocket and Jason Werlin

TA SDF III DO FEEDER, L.P.
c/o TA Associates Management, L.P.
64 Willow Place
Suite 100
Menlo Park, CA 94025
Attention: Todd R. Crocket and Jason Werlin

TA XI DO FEEDER, L.P.
c/o TA Associates Management, L.P.
64 Willow Place
Suite 100
Menlo Park, CA 94025
Attention: Todd R. Crocket and Jason Werlin

TA SDF III DO AIV II, L.P.
c/o TA Associates Management, L.P.
64 Willow Place
Suite 100
Menlo Park, CA 94025
Attention: Todd R. Crocket and Jason Werlin

TA XI DO AIV II, L.P.
c/o TA Associates Management, L.P.
64 Willow Place
Suite 100
Menlo Park, CA 94025
Attention: Todd R. Crocket and Jason Werlin

TA AP VII-B DO SUBSIDIARY PARTNERSHIP, L.P.
c/o TA Associates Management, L.P.
64 Willow Place
Suite 100
Menlo Park, CA 94025
Attention: Todd R. Crocket and Jason Werlin

SCHEDULE B
22C Investors
22C CAPITAL I-A, L.P.
c/o 22C Capital LLC
70 East 55th Street
14th Floor
New York, NY 10022
Attention: D. Randall Winn and Eric Edell

22C MAGELLAN HOLDINGS LLC
c/o 22C Capital LLC
70 East 55th Street
14th Floor
New York, NY 10022
Attention: D. Randall Winn and Eric Edell

B-1

SCHEDULE C
Other Holders
DO Holdings (WA), LLC
805 Broadway, Suite 900
Vancouver, WA 98660
Attention: Chief Executive Officer

HSKB Funds, LLC
805 Broadway, Suite 900
Vancouver, WA 98660
Attention: Chief Executive Officer

HSKB Funds II, LLC
805 Broadway, Suite 900
Vancouver, WA 98660
Attention: Chief Executive Officer

C-1